Exhibit 99.1

ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2025-2, and Wells Fargo Securities, LLC:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) retail installment contracts (the “Consumer Loans”) as of September 30, 2025 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2025-2’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC. (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the Consumer Loans and our findings are as follows.
1.On October 7, 2025, the Company provided an electronic file (the “Data File”) with information for certain Consumer Loans included in the Securitization Transaction, which the Company represented was as of the close of business on September 30, 2025.
2.Grant Thornton selected one hundred Consumer Loans on a random basis from the Data File. The sample of Consumer Loans are listed in Exhibit A. For each of the selected Consumer Loans we compared the following information, designated by Wells Fargo, to the related retail installment contract provided by the Company, and compared the Vehicle Identification Number (“VIN”) on the Consumer Loan to the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable). For instances where consumers changed their address subsequent to the origination of their Consumer Loan, we compared the state to other Company records.
a.Consumer Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.VIN
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
October 24, 2025

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXXX6117	35	XXXXX0813	69	XXXXX9751
2	XXXXX2263	36	XXXXX4660	70	XXXXX3347
3	XXXXX8146	37	XXXXX6245	71	XXXXX6806
4	XXXXX8476	38	XXXXX6509	72	XXXXX8246
5	XXXXX8764	39	XXXXX5704	73	XXXXX9118
6	XXXXX1072	40	XXXXX7437	74	XXXXX0329
7	XXXXX8799	41	XXXXX5409	75	XXXXX6075
8	XXXXX7747	42	XXXXX4518	76	XXXXX8870
9	XXXXX8587	43	XXXXX0808	77	XXXXX1371
10	XXXXX3763	44	XXXXX0979	78	XXXXX0049
11	XXXXX5493	45	XXXXX7653	79	XXXXX7094
12	XXXXX0842	46	XXXXX5547	80	XXXXX7579
13	XXXXX9121	47	XXXXX7385	81	XXXXX6022
14	XXXXX2570	48	XXXXX9824	82	XXXXX6887
15	XXXXX0634	49	XXXXX7872	83	XXXXX2540
16	XXXXX3870	50	XXXXX1165	84	XXXXX8987
17	XXXXX4780	51	XXXXX2572	85	XXXXX6145
18	XXXXX7969	52	XXXXX3039	86	XXXXX5977
19	XXXXX8141	53	XXXXX4570	87	XXXXX8205
20	XXXXX5924	54	XXXXX3679	88	XXXXX9763
21	XXXXX9137	55	XXXXX4640	89	XXXXX1640
22	XXXXX9864	56	XXXXX0778	90	XXXXX1478
23	XXXXX4125	57	XXXXX6305	91	XXXXX8373
24	XXXXX9599	58	XXXXX1024	92	XXXXX5264
25	XXXXX2462	59	XXXXX8350	93	XXXXX4383
26	XXXXX7272	60	XXXXX2489	94	XXXXX4946
27	XXXXX8414	61	XXXXX3211	95	XXXXX1445
28	XXXXX5699	62	XXXXX8525	96	XXXXX0320
29	XXXXX9944	63	XXXXX5581	97	XXXXX6748
30	XXXXX4653	64	XXXXX6134	98	XXXXX7923
31	XXXXX9392	65	XXXXX3987	99	XXXXX1060
32	XXXXX0550	66	XXXXX2526	100	XXXXX7605
33	XXXXX1453	67	XXXXX6964
34	XXXXX7650	68	XXXXX9178